Exhibit 32 A

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of CBRL Group, Inc. (the "Issuer") on Form 10-K for the fiscal year ended August 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Woodhouse, President and Chief Executive Officer of the Issuer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: October 15, 2003                         By: /s/ Michael A. Woodhouse
                                                   ------------------------
                                                   Michael A. Woodhouse,
                                                   President and Chief Executive
                                                   Officer




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Exhibit 32 B

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of CBRL Group, Inc. (the "Issuer") on Form 10-K for the fiscal year ended August 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence E. White, Senior Vice President and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: October 15, 2003                        By: /s/ Lawrence E. White
                                                  ---------------------
                                                  Lawrence E. White,
                                                  Senior Vice President, Finance
                                                   and Chief Financial Officer